EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues
Discount revenue	$5,080	$4,772	$4,815	$4,519	$4,697	8	$19,186	$18,680	3
Net card fees	785	786	771	748	725	8	3,090	2,886	7
Other fees and commissions	790	767	752	713	677	17	3,022	2,753	10
Other	448	436	439	409	515	(13)	1,732	2,029	(15)
Total non-interest revenues	7,103	6,761	6,777	6,389	6,614	7	27,030	26,348	3
Interest income
Interest on loans	2,202	2,129	1,947	1,860	1,759	25	8,138	7,205	13
Interest and dividends on investment securities	21	22	23	23	27	(22)	89	131	(32)
Deposits with banks and other	93	91	82	60	35	#	326	139	#
Total interest income	2,316	2,242	2,052	1,943	1,821	27	8,553	7,475	14
Interest expense
Deposits	241	213	176	149	148	63	779	598	30
Long-term debt and other	339	354	346	294	265	28	1,333	1,106	21
Total interest expense	580	567	522	443	413	40	2,112	1,704	24
Net interest income	1,736	1,675	1,530	1,500	1,408	23	6,441	5,771	12
Total revenues net of interest expense	8,839	8,436	8,307	7,889	8,022	10	33,471	32,119	4
Provisions for losses
Charge card	205	214	163	213	200	3	795	696	14
Card Member loans	596	531	404	337	404	48	1,868	1,235	51
Other	32	24	17	23	21	52	96	95	1
Total provisions for losses	833	769	584	573	625	33	2,759	2,026	36
Total revenues net of interest expense after provisions for losses	8,006	7,667	7,723	7,316	7,397	8	30,712	30,093	2

Expenses
Marketing and promotion	873	814	830	700	1,205	(28)	3,217	3,650	(12)
Card Member rewards	1,975	1,900	1,926	1,807	1,758	12	7,608	6,793	12
Card Member services and other	406	363	349	321	292	39	1,439	1,133	27
Salaries and employee benefits	1,436	1,265	1,293	1,264	1,207	19	5,258	5,259	-
Professional services	536	501	521	512	721	(26)	2,070	2,583	(20)
Occupancy and equipment	492	568	484	475	506	(3)	2,019	1,838	10
Other, net	467	429	371	420	547	(15)	1,687	741	#
Total expenses	6,185	5,840	5,774	5,499	6,236	(1)	23,298	21,997	6
Pretax income	1,821	1,827	1,949	1,817	1,161	57	7,414	8,096	(8)
Income tax provision	3,018	471	609	580	336	#	4,678	2,688	74
Net income (loss)	$(1,197)	$1,356	$1,340	$1,237	$825	#	$2,736	$5,408	(49)
Net income (loss) attributable to common shareholders (A)	$(1,219)	$1,324	$1,310	$1,206	$800	#	$2,634	$5,285	(50)
Effective tax rate	165.7%	25.8%	31.2%	31.9%	28.9%		63.1%	33.2%

Earnings Per Common Share
Basic
Net income (loss) attributable to common shareholders	$(1.41)	$1.51	$1.47	$1.34	$0.88	#	$2.98	$5.67	(47)
Average common shares outstanding	865	878	890	899	910	(5)	883	933	(5)
Diluted
Net income (loss) attributable to common shareholders	$(1.41)	$1.50	$1.47	$1.34	$0.88	#	$2.97	$5.65	(47)
Average common shares outstanding	865	881	893	903	913	(5)	886	935	(5)
Cash dividends declared per common share	$0.35	$0.35	$0.32	$0.32	$0.32	9	$1.34	$1.22	10

# - Denotes a variance of more than 100 percent.

Please see Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	YOY % change
Assets
Cash & cash equivalents	$33	$26	$30	$29	$25	32
Card Member receivables, less reserves	54	51	49	47	47	15
Card Member Loans, less reserves	72	66	65	62	64	13
Investment securities	3	3	3	4	3	-
Other (B)	19	23	20	19	20	(5)
Total assets	$181	$169	$167	$161	$159	14

Liabilities and Shareholders' Equity
Customer deposits	$64	$61	$58	$54	$53	21
Short-term borrowings	3	2	3	4	6	(50)
Long-term debt	56	49	52	52	47	19
Other (B)	40	36	33	30	32	25
Total liabilities	163	148	146	140	138	18

Shareholders' Equity	18	21	21	21	21	(14)
Total liabilities and shareholders' equity	$181	$169	$167	$161	$159	14

Return on average equity (C)	13.1%	22.7%	21.7%	25.1%	26.0%
Return on average common equity (C)	13.7%	23.9%	22.9%	26.5%	27.5%
Book value per common share (dollars)	$19.38	$22.39	$22.14	$21.62	$20.93	(7)

# - Denotes a variance of more than 100 percent.

Please see Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16
Shares Outstanding (in millions)
Beginning of period	871	885	895	904	917
Repurchase of common shares	(14)	(15)	(10)	(11)	(15)
Net impact of employee benefit plans and others	2	1	-	2	2
End of period	859	871	885	895	904

Risk-Based Capital Ratios - Transitional Basel III ($ in billions) (D)
Common Equity Tier 1/Risk Weighted Assets (RWA)	9.0%	11.9%	12.3%	12.7%	12.3%
Tier 1	10.1%	13.0%	13.5%	13.9%	13.5%
Total	11.8%	14.7%	15.2%	15.6%	15.2%

Common Equity Tier 1	$13.2	$16.4	$16.4	$16.3	$16.1
Tier 1 Capital	$14.7	$17.9	$18.0	$17.8	$17.7
Tier 2 Capital	$2.4	$2.3	$2.3	$2.2	$2.2
Total Capital	$17.1	$20.2	$20.3	$20.0	$19.9
RWA	$145.9	$138.0	$133.5	$128.6	$131.0
Tier 1 Leverage	8.6%	10.9%	11.0%	11.5%	11.6%
Supplementary Leverage Ratio (SLR) (E)	7.4%	9.3%	9.4%	9.9%	10.0%
Average Total Assets to calculate the Tier 1 Leverage Ratio (F)	$171.2	$164.6	$164.2	$155.0	$152.7
Total Leverage Exposure to calculate SLR	$198.8	$191.7	$190.4	$180.5	$177.5

Risk-Based Capital Ratios - Estimated fully phased-in Basel III ($ in billions) (D) (G)
RWA	$146.7	$139.2	$135.0	$130.3	$131.9
Risk-Based Capital (Common Equity Tier 1)	$12.9	$16.1	$16.1	$16.0	$15.6
Risk-Based Capital (Tier 1)	$14.4	$17.6	$17.7	$17.5	$17.2
Common Equity Tier 1 ratio (H)	8.8%	11.5%	12.0%	12.3%	11.8%
Tier 1 Risk-Based Capital Ratio (I)	9.9%	12.7%	13.1%	13.5%	13.0%
Supplementary Leverage Ratio (J)	7.3%	9.2%	9.3%	9.7%	9.7%

Please see Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	YOY % change	FY'17	FY'16	YOY % change
Card billed business (K)
United States	$188.9	$176.4	$177.6	$165.4	$174.4	8	$708.3	$700.4	1
Outside the United States	102.5	95.5	92.0	86.9	88.8	15	376.9	337.1	12
Worldwide	$291.4	$271.9	$269.6	$252.3	$263.2	11	$1,085.2	$1,037.5	5
Proprietary	$242.6	$225.3	$223.8	$208.9	$218.6	11	$900.6	$863.8	4
Global Network Services (GNS)	48.8	46.6	45.8	43.4	44.6	9	184.6	173.7	6
Worldwide	$291.4	$271.9	$269.6	$252.3	$263.2	11	$1,085.2	$1,037.5	5
Total cards-in-force (millions) (L)
United States	50.0	49.5	48.9	48.2	47.5	5	50.0	47.5	5
Outside the United States	62.8	63.4	63.3	63.0	62.4	1	62.8	62.4	1
Worldwide	112.8	112.9	112.2	111.2	109.9	3	112.8	109.9	3
Proprietary	64.6	63.9	63.0	62.2	61.3	5	64.6	61.3	5
GNS	48.2	49.0	49.2	49.0	48.6	(1)	48.2	48.6	(1)
Worldwide	112.8	112.9	112.2	111.2	109.9	3	112.8	109.9	3
Basic cards-in-force (millions) (L)
United States	39.4	39.0	38.6	38.1	37.4	5	39.4	37.4	5
Outside the United States	52.2	52.7	52.6	52.2	51.7	1	52.2	51.7	1
Worldwide	91.6	91.7	91.2	90.3	89.1	3	91.6	89.1	3
Average basic Card Member spending (dollars) (M)
United States	$5,300	$5,018	$5,128	$4,859	$5,181	2	$20,317	$18,808	8
Outside the United States	$3,918	$3,598	$3,468	$3,283	$3,401	15	$14,277	$13,073	9
Worldwide	$4,890	$4,596	$4,633	$4,387	$4,647	5	$18,519	$17,216	8
Card Member loans
United States	$64.5	$59.9	$58.5	$56.6	$58.3	11	$64.5	$58.3	11
Outside the United States	8.9	8.0	7.5	7.0	7.0	27	8.9	7.0	27
Worldwide	$73.4	$67.9	$66.0	$63.6	$65.3	12	$73.4	$65.3	12

Average discount rate (N)	2.40%	2.42%	2.44%	2.45%	2.44%		2.43%	2.45%
Average fee per card (dollars) (M)	$49	$49	$49	$48	$47	4	$49	$44	11

# - Denotes a variance of 100 percent or more.

Please see Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	YOY % change	FY'17	FY'16	YOY % change
Worldwide Card Member receivables (O)
Total receivables	$54.0	$51.5	$49.4	$47.6	$47.3	14	$54.0	$47.3	14
Loss reserves (millions):
Beginning balance	$512	$475	$491	$467	$437	17	$467	$462	1
Provisions (P)	205	214	163	213	200	3	795	696	14
Net write-offs (Q)	(188)	(175)	(179)	(194)	(156)	21	(736)	(674)	9
Other (R)	(8)	(2)	-	5	(14)	(43)	(5)	(17)	(71)
Ending balance	$521	$512	$475	$491	$467	12	$521	$467	12
% of receivables	1.0%	1.0%	1.0%	1.0%	1.0%		1.0%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (S)	1.5%	1.5%	1.5%	1.7%	1.3%		1.6%	1.5%
Net write-off rate, excluding GCP (principal and fees) (S)	1.6%	1.7%	1.7%	2.0%	1.5%		1.7%	1.8%
30+ days past due as a % of total, excluding GCP	1.4%	1.3%	1.3%	1.5%	1.4%		1.4%	1.4%
GCP Net loss ratio (as a % of charge volume) (T)	0.11%	0.09%	0.10%	0.11%	0.10%		0.10%	0.09%
GCP 90+ days past billing as a % of total (T)	0.9%	0.9%	0.8%	0.7%	0.9%		0.9%	0.9%

Worldwide Card Member loans (O)
Total loans	$73.4	$67.9	$66.0	$63.6	$65.3	12	$73.4	$65.3	12
Loss reserves (millions):
Beginning balance	$1,502	$1,320	$1,248	$1,223	$1,114	35	$1,223	$1,028	19
Provisions (P)	596	531	404	337	404	48	1,868	1,235	51
Net write-offs - principal (Q)	(325)	(299)	(285)	(272)	(243)	34	(1,181)	(930)	27
Net write-offs - interest and fees (Q)	(64)	(57)	(55)	(51)	(47)	36	(227)	(175)	30
Other (R)	(3)	7	8	11	(5)	(40)	23	65	(65)
Ending balance	$1,706	$1,502	$1,320	$1,248	$1,223	39	$1,706	$1,223	39
Ending reserves - principal	$1,622	$1,427	$1,247	$1,179	$1,160	40	$1,622	$1,160	40
Ending reserves - interest and fees	$84	$75	$73	$69	$63	33	$84	$63	33
% of loans	2.3%	2.2%	2.0%	2.0%	1.9%		2.3%	1.9%
% of past due	177%	174%	167%	158%	161%		177%	161%
Average loans	$70.1	$67.1	$65.1	$63.9	$62.6	12	$66.7	$59.9	11
Net write-off rate (principal only) (S)	1.8%	1.8%	1.8%	1.7%	1.6%		1.8%	1.6%
Net write-off rate (principal, interest and fees) (S)	2.2%	2.1%	2.1%	2.0%	1.9%		2.1%	1.8%
30+ days past due loans as a % of total	1.3%	1.3%	1.2%	1.2%	1.2%		1.3%	1.2%

Net interest income divided by average Card Member loans (U)	9.9%	10.0%	9.4%	9.4%	9.0%		9.7%	8.8%
Net interest yield on average Card Member loans (U)	10.5%	10.7%	10.3%	10.3%	9.9%		10.5%	9.6%

# - Denotes a variance of 100 percent or more.

Please see Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services	International Consumer and Network Services	Global Commercial Services	Global Merchant Services	Corporate and Other	Consolidated
	(USCS)	(ICNS)	(GCS)	(GMS)
Q4'17
Non-interest revenues	$2,091	$1,333	$2,464	$1,142	$73	$7,103
Interest income	1,569	277	357	-	113	2,316
Interest expense	223	73	158	(74)	200	580
Total revenues net of interest expense	3,437	1,537	2,663	1,216	(14)	8,839
Total provision	532	111	188	4	(2)	833
Pretax income (loss)	734	219	824	625	(581)	1,821
Income tax provision (benefit)	227	20	244	212	2,315	3,018
Net income (loss)	507	199	580	413	(2,896)	(1,197)
Q4'16
Non-interest revenues	$1,927	$1,198	$2,297	$1,063	$129	$6,614
Interest income	1,235	230	296	-	60	1,821
Interest expense	132	52	104	(57)	182	413
Total revenues net of interest expense	3,030	1,376	2,489	1,120	7	8,022
Total provision	363	92	171	4	(5)	625
Pretax income (loss)	481	82	545	556	(503)	1,161
Income tax provision (benefit)	130	(2)	163	187	(142)	336
Net income (loss)	351	84	382	369	(361)	825
YOY % change
Non-interest revenues	9	11	7	7	(43)	7
Interest income	27	20	21	-	88	27
Interest expense	69	40	52	30	10	40
Total revenues net of interest expense	13	12	7	9	#	10
Total provision	47	21	10	-	(60)	33
Pretax income (loss)	53	#	51	12	16	57
Income tax provision (benefit)	75	#	50	13	#	#
Net income (loss)	44	#	52	12	#	#

# - Denotes a variance of 100 percent or more.

Please see Appendix IV for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (V)					Reported	FX-Adjusted (V)
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	FY'17	FY'17
Worldwide (W)
Total Billed Business	11%	8%	-	(1%)	(4%)	9%	8%	1%	-	(3%)	5%	4%
Proprietary billed business	11	9	(1)	(2)	(5)	10	9	-	(2)	(4)	4	4
GNS billed business (X)	9	4	5	7	3	6	4	5	6	4	6	5
Airline-related volume (7% of Q4'17 worldwide billed business)	7	5	1	1	(3)	4	3	1	2	(1)	3	3

United States (W)
Billed Business	8	7	(4)	(6)	(8)	n/a	n/a	n/a	n/a	n/a	1	n/a
Proprietary consumer card billed business (Y)	8	7	(9)	(13)	(14)	n/a	n/a	n/a	n/a	n/a	(2)	n/a
Proprietary small business and corporate services billed business (Z)	9	9	4	2	1	n/a	n/a	n/a	n/a	n/a	6	n/a
T&E-related volume (23% of Q4'17 U.S. billed business)	6	3	(3)	(5)	(6)	n/a	n/a	n/a	n/a	n/a	-	n/a
Non-T&E-related volume (77% of Q4'17 U.S. billed business)	9	8	(4)	(7)	(9)	n/a	n/a	n/a	n/a	n/a	1	n/a
Airline-related volume (6% of Q4'17 U.S. billed business)	5	2	(1)	(4)	(6)	n/a	n/a	n/a	n/a	n/a	-	n/a

Outside the United States (W)
Billed Business	15	10	9	12	7	10	9	11	13	11	12	11
Japan, Asia Pacific & Australia ("JAPA") billed business	15	8	12	16	14	11	9	13	14	13	13	12
Latin America & Canada ("LACC") billed business	11	10	8	10	1	8	8	9	9	7	10	9
Europe, Middle East & Africa ("EMEA") billed business	19	13	7	7	1	10	10	10	12	9	12	10
Proprietary consumer card billed business (X)	20	15	9	8	4	14	13	12	11	10	13	13
Proprietary small business and corporate services billed business (Z)	19	14	8	13	7	13	11	10	14	11	14	12

Please see Appendix IV for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$2,091	$1,976	$1,999	$1,857	$1,927	9	$7,923	$7,874	1
Interest income	1,569	1,509	1,369	1,308	1,235	27	5,755	5,082	13
Interest expense	223	202	171	146	132	69	742	536	38
Net interest income	1,346	1,307	1,198	1,162	1,103	22	5,013	4,546	10
Total revenues net of interest expense	3,437	3,283	3,197	3,019	3,030	13	12,936	12,420	4
Provisions for losses	532	459	345	294	363	47	1,630	1,065	53
Total revenues net of interest expense after provisions for losses	2,905	2,824	2,852	2,725	2,667	9	11,306	11,355	-
Expenses
Marketing, promotion, rewards, Card Member services and other	1,489	1,440	1,469	1,297	1,425	4	5,695	5,416	5
Salaries and employee benefits and other operating expenses	682	684	714	728	761	(10)	2,808	2,058	36
Total expenses	2,171	2,124	2,183	2,025	2,186	(1)	8,503	7,474	14
Pretax segment income	734	700	669	700	481	53	2,803	3,881	(28)
Income tax provision	227	225	229	231	130	75	912	1,368	(33)
Segment income	$507	$475	$440	$469	$351	44	$1,891	$2,513	(25)
Effective tax rate	30.9%	32.1%	34.2%	33.0%	27.0%		32.5%	35.2%

(Billions, except percentages and where indicated)
Card billed business	$91.0	$83.7	$84.8	$77.5	$84.3	8	$337.0	$345.3	(2)
Total cards-in-force (millions)	34.9	34.4	33.8	33.2	32.7	7	34.9	32.7	7
Basic cards-in-force (millions)	25.0	24.6	24.2	23.7	23.3	7	25.0	23.3	7
Average basic Card Member spending (dollars) (M)	$3,672	$3,433	$3,538	$3,297	$3,643	1	$13,950	$13,447	4

Total segment assets	$94.2	$87.7	$86.8	$81.2	$87.4	8	$94.2	$87.4	8
Card Member receivables
Total receivables	$13.1	$11.2	$11.3	$10.9	$12.3	7	$13.1	$12.3	7
30+ days past due as a % of total	1.1%	1.2%	1.1%	1.3%	1.2%		1.1%	1.2%
Net write-off rate (principal only) (S)	1.3%	1.2%	1.2%	1.5%	1.3%		1.3%	1.4%
Net write-off rate (principal and fees) (S)	1.4%	1.3%	1.4%	1.7%	1.5%		1.4%	1.6%
Card Member loans
Total loans	$53.7	$49.3	$48.3	$46.7	$48.8	10	$53.7	$48.8	10
30+ days past due loans as a % of total	1.3%	1.3%	1.1%	1.2%	1.1%		1.3%	1.1%
Average loans	$51.1	$49.0	$47.7	$47.2	$46.5	10	$48.9	$44.4	10
Net write-off rate (principal only) (S)	1.9%	1.8%	1.8%	1.7%	1.5%		1.8%	1.5%
Net write-off rate (principal, interest and fees) (S)	2.2%	2.1%	2.1%	2.0%	1.8%		2.1%	1.8%

Net interest income divided by average Card Member loans (U)	10.5%	10.7%	10.0%	9.8%	9.5%		10.3%	9.2%
Net interest yield on average Card Member loans (U)	10.5%	10.6%	10.1%	10.0%	9.6%		10.3%	9.3%

# - Denotes a variance of 100 percent or more.

Please see Appendix IV for footnote references

International Consumer and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$1,333	$1,277	$1,247	$1,195	$1,198	11	$5,052	$4,785	6
Interest income	277	271	246	235	230	20	1,029	922	12
Interest expense	73	65	60	53	52	40	251	219	15
Net interest income	204	206	186	182	178	15	778	703	11
Total revenues net of interest expense	1,537	1,483	1,433	1,377	1,376	12	5,830	5,488	6
Provisions for losses	111	106	84	66	92	21	367	325	13
Total revenues net of interest expense after provisions for losses	1,426	1,377	1,349	1,311	1,284	11	5,463	5,163	6
Marketing, promotion, rewards, Card Member services and other	688	587	561	505	642	7	2,341	2,177	8
Salaries and employee benefits and other operating expenses	519	483	513	514	560	(7)	2,029	2,168	(6)
Total expenses	1,207	1,070	1,074	1,019	1,202	-	4,370	4,345	1
Pretax segment income	219	307	275	292	82	#	1,093	818	34
Income tax provision/(benefit)	20	21	66	74	(2)	#	181	163	11
Segment income	$199	$286	$209	$218	$84	#	$912	$655	39
Effective tax rate	9.1%	6.8%	24.0%	25.3%	(2.4%)		16.6%	19.9%

(Billions, except percentages and where indicated)
Card billed business
Proprietary	$33.7	$30.5	$28.9	$26.6	$28.1	20	$119.7	$105.9	13
Global Network Services (GNS)	48.8	46.6	45.8	43.4	44.6	9	184.6	173.7	6
Total	$82.5	$77.1	$74.7	$70.0	$72.7	13	$304.3	$279.6	9

Total cards-in-force (millions)
Proprietary	15.7	15.6	15.4	15.3	15.0	5	15.7	15.0	5
GNS	48.2	49.0	49.2	49.0	48.6	(1)	48.2	48.6	(1)
Total	63.9	64.6	64.6	64.3	63.6	-	63.9	63.6	-

Proprietary basic cards-in-force (millions)	10.8	10.8	10.6	10.5	10.3	5	10.8	10.3	5
Average basic Card Member spending (dollars) (M)	$3,106	$2,840	$2,726	$2,542	$2,720	14	$11,225	$10,386	8

Total segment assets	$38.9	$38.9	$37.6	$36.1	$35.7	9	$38.9	$35.7	9
Card Member receivables
Total receivables	$7.8	$6.5	$6.0	$5.5	$6.0	30	$7.8	$6.0	30
30+ days past due as a % of total	1.3%	1.4%	1.4%	1.5%	1.3%		1.3%	1.3%
Net write-off rate (principal only) (S)	1.8%	2.2%	1.9%	2.1%	1.8%		2.0%	2.0%
Net write-off rate (principal and fees) (S)	1.9%	2.4%	2.0%	2.3%	1.9%		2.1%	2.2%
Card Member loans
Total loans	$8.7	$7.8	$7.2	$6.8	$7.0	24	$8.7	$7.0	24
30+ days past due loans as a % of total	1.4%	1.6%	1.7%	1.7%	1.6%		1.4%	1.6%
Average loans	$8.1	$7.5	$7.1	$6.9	$6.8	19	$7.4	$6.8	9
Net write-off rate (principal only) (S)	2.0%	2.2%	2.0%	2.0%	2.0%		2.1%	2.0%
Net write-off rate (principal, interest and fees) (S)	2.4%	2.7%	2.5%	2.5%	2.5%		2.5%	2.5%

Net interest income divided by average Card Member loans (U)	10.1%	11.0%	10.5%	10.6%	10.5%		10.5%	10.3%
Net interest yield on average Card Member loans (U)	10.8%	11.6%	11.2%	11.1%	11.0%		11.1%	10.9%

# - Denotes a variance of 100 percent or more.

Please see Appendix IV for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$2,464	$2,360	$2,368	$2,271	$2,297	7	$9,463	$9,007	5
Interest income	357	351	334	319	296	21	1,361	1,209	13
Interest expense	158	144	129	109	104	52	540	401	35
Net interest income	199	207	205	210	192	4	821	808	2
Total revenues net of interest expense	2,663	2,567	2,573	2,481	2,489	7	10,284	9,815	5
Provisions for losses	188	194	154	208	171	10	744	604	23
Total revenues net of interest expense after provisions for losses	2,475	2,373	2,419	2,273	2,318	7	9,540	9,211	4
Marketing, promotion, rewards, Card Member services and other	932	905	949	938	983	(5)	3,724	3,398	10
Salaries and employee benefits and other operating expenses	719	696	697	705	790	(9)	2,817	2,868	(2)
Total expenses	1,651	1,601	1,646	1,643	1,773	(7)	6,541	6,266	4
Pretax segment income	824	772	773	630	545	51	2,999	2,945	2
Income tax provision	244	243	273	212	163	50	972	1,036	(6)
Segment income	$580	$529	$500	$418	$382	52	$2,027	$1,909	6
Effective tax rate	29.6%	31.5%	35.3%	33.7%	29.9%		32.4%	35.2%

(Billions, except percentages and where indicated)
Card billed business	$116.6	$109.7	$109.0	$102.8	$105.1	11	$438.1	$408.0	7
Total cards-in-force (millions)	14.0	13.9	13.8	13.7	13.6	3	14.0	13.6	3
Basic cards-in-force (millions)	14.0	13.9	13.8	13.7	13.6	3	14.0	13.6	3
Average basic Card Member spending (dollars) (M)	$8,356	$7,907	$7,920	$7,533	$7,729	8	$31,729	$28,515	11

Total segment assets	$52.6	$52.7	$51.0	$48.3	$46.5	13	$52.6	$46.5	13
Card Member receivables	$33.1	$33.8	$32.1	$31.2	$29.0	14	$33.1	$29.0	14
Card Member loans	$11.1	$10.7	$10.4	$10.0	$9.5	17	$11.1	$9.5	17

Card Member receivables
Total receivables - GCP (T)	$17.0	$17.9	$16.9	$16.6	$14.8	15	$17.0	$14.8	15
90+ days past billing as a % of total - GCP (T)	0.9%	0.9%	0.8%	0.7%	0.9%		0.9%	0.9%
Net loss ratio (as a % of charge volume) - GCP (T)	0.11%	0.09%	0.10%	0.11%	0.10%		0.10%	0.09%
Total receivables - Global Small Business Services (GSBS) (AA)	$16.1	$15.9	$15.2	$14.6	$14.3	13	$16.1	$14.3	13
30+ days past due as a % of total - GSBS	1.6%	1.4%	1.4%	1.6%	1.6%		1.6%	1.6%
Net write-off rate (principal only) - GSBS (S)	1.5%	1.5%	1.6%	1.8%	1.2%		1.6%	1.5%
Net write-off rate (principal and fees) - GSBS (S)	1.7%	1.7%	1.8%	2.0%	1.4%		1.8%	1.7%
Card Member loans (AB)
Total loans - GSBS	$11.0	$10.7	$10.3	$10.0	$9.5	16	$11.0	$9.5	16
30+ days past due as a % of total - GSBS	1.2%	1.1%	1.1%	1.2%	1.1%		1.2%	1.1%
Average loans - GSBS	$10.9	$10.5	$10.1	$9.6	$9.3	17	$10.3	$8.6	20
Net write-off rate (principal only) - GSBS (S)	1.6%	1.6%	1.5%	1.6%	1.4%		1.6%	1.4%
Net write-off rate (principal, interest and fees) - GSBS (S)	1.9%	1.9%	1.8%	1.8%	1.7%		1.9%	1.7%

Net interest income divided by average Card Member loans (U)	7.3%	7.9%	8.0%	8.7%	8.3%		8.0%	8.3%
Net interest yield on average Card Member loans (U)	10.5%	10.8%	10.9%	11.1%	10.6%		10.8%	10.4%

# - Denotes a variance of 100 percent or more.

Please see Appendix IV for footnote references

Global Merchant Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$1,142	$1,088	$1,086	$1,017	$1,063	7	$4,333	$4,235	2
Interest income	-	-	1	-	-	-	1	1	-
Interest expense	(74)	(65)	(65)	(58)	(57)	30	(262)	(237)	11
Net interest income	74	65	66	58	57	30	263	238	11
Total revenues net of interest expense	1,216	1,153	1,152	1,075	1,120	9	4,596	4,473	3
Provisions for losses	4	8	-	3	4	-	15	25	(40)
Total revenues net of interest expense after provisions for losses	1,212	1,145	1,152	1,072	1,116	9	4,581	4,448	3
Marketing, promotion, rewards, Card Member services and other	65	48	37	32	61	7	182	232	(22)
Salaries and employee benefits and other operating expenses	522	580	435	473	499	5	2,010	1,921	5
Total expenses	587	628	472	505	560	5	2,192	2,153	2
Pretax segment income	625	517	680	567	556	12	2,389	2,295	4
Income tax provision	212	149	250	204	187	13	815	837	(3)
Segment income	$413	$368	$430	$363	$369	12	$1,574	$1,458	8
Effective tax rate	33.9%	28.8%	36.8%	36.0%	33.6%		34.1%	36.5%

Loyalty Coalition revenue	$121	$116	$114	$102	$106	14	$453	$410	10

(Billions, except percentages and where indicated)
Average discount rate (N)	2.40%	2.42%	2.44%	2.45%	2.44%		2.43%	2.45%
Total segment assets	$29.0	$26.7	$25.5	$24.5	$24.3	19	$29.0	$24.3	19

# - Denotes a variance of 100 percent or more.

Please see Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2017	2017	2017	2017	2016
ROE
Net income	$2,736	$4,758	$4,544	$5,219	$5,408
Average shareholders' equity	$20,820	$21,000	$20,909	$20,786	$20,805
Return on average equity (C)	13.1%	22.7%	21.7%	25.1%	26.0%

Reconciliation of ROCE
Net income	$2,736	$4,758	$4,544	$5,219	$5,408
Preferred shares dividends and related accretion	81	80	80	80	80
Earnings allocated to participating share awards and other	21	38	36	42	43
Net income attributable to common shareholders	$2,634	$4,640	$4,428	$5,097	$5,285

Average shareholders' equity	$20,820	$21,000	$20,909	$20,786	$20,805
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$19,236	$19,416	$19,325	$19,202	$19,221
Return on average common equity (C)	13.7%	23.9%	22.9%	26.5%	27.5%

Please see Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	FY'17	FY'16
Consolidated
Net interest income	$1,736	$1,675	$1,530	$1,500	$1,408	$6,441	$5,771
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (AC)	301	315	302	252	238	1,170	984
Interest income not attributable to the Company's Card Member loan portfolio (AD)	(177)	(174)	(155)	(130)	(94)	(636)	(403)
Adjusted net interest income (AE)	$1,860	$1,816	$1,677	$1,622	$1,552	$6,975	$6,352
Average Card Member loans including Held for Sale (billions)	$70.1	$67.1	$65.1	$63.9	$62.6	$66.7	$65.8
Net interest income divided by average Card Member loans (AF)	9.9%	10.0%	9.4%	9.4%	9.0%	9.7%	8.8%
Net interest yield on average Card Member loans (AG)	10.5%	10.7%	10.3%	10.3%	9.9%	10.5%	9.6%

U.S. Consumer Services
Net interest income	$1,346	$1,307	$1,198	$1,162	$1,103	$5,013	$4,546
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (AC)	36	33	28	23	21	120	80
Interest income not attributable to the Company's Card Member loan portfolio (AD)	(31)	(29)	(23)	(18)	(8)	(101)	(24)
Adjusted net interest income (AE)	$1,351	$1,311	$1,203	$1,167	$1,116	$5,032	$4,602
Average Card Member loans including Held for Sale (billions)	$51.1	$49.0	$47.7	$47.2	$46.5	$48.9	$49.4
Net interest income divided by average Card Member loans (AF)	10.5%	10.7%	10.0%	9.8%	9.5%	10.3%	9.2%
Net interest yield on average Card Member loans (AG)	10.5%	10.6%	10.1%	10.0%	9.6%	10.3%	9.3%

International Consumer and Network Services
Net interest income	$204	$206	$186	$182	$178	$778	$703
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (AC)	20	17	14	10	11	61	44
Interest income not attributable to the Company's Card Member loan portfolio (AD)	(3)	(4)	(3)	(3)	-	(13)	(7)
Adjusted net interest income (AE)	$221	$219	$197	$189	$189	$826	$740
Average Card Member loans (billions)	$8.1	$7.5	$7.1	$6.9	$6.8	$7.4	$6.8
Net interest income divided by average Card Member loans (AF)	10.1%	11.0%	10.5%	10.6%	10.5%	10.5%	10.3%
Net interest yield on average Card Member loans (AG)	10.8%	11.6%	11.2%	11.1%	11.0%	11.1%	10.9%

Global Commercial Services
Net interest income	$199	$207	$205	$210	$193	$821	$809
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (AC)	119	108	99	83	81	409	312
Interest income not attributable to the Company's Card Member loan portfolio (AD)	(30)	(29)	(27)	(27)	(26)	(113)	(111)
Adjusted net interest income (AE)	$288	$286	$277	$266	$248	$1,117	$1,010
Average Card Member loans including Held for Sale (billions)	$10.9	$10.5	$10.2	$9.7	$9.3	$10.3	$9.7
Net interest income divided by average Card Member loans (AF)	7.3%	7.9%	8.0%	8.7%	8.3%	8.0%	8.3%
Net interest yield on average Card Member loans (AG)	10.5%	10.8%	10.9%	11.1%	10.6%	10.8%	10.4%

Please see Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix III
Reconciliations of Adjustments
(Millions, except percentages and per share amounts)

	Q4'17	FY'17	FY'16	YOY % Change
Adjusted Total Revenues Net of Interest Expense
Total revenues net of interest expense	$8,839	$33,471	$32,119	4
Estimated Costco-related revenues (AH)		-	(1,193)
Adjusted Total revenues net of interest expense		$33,471	$30,926	8
FX-adjusted Adjusted Total revenues net of interest expense (V)			$30,996	8

Earnings per Share Excluding the Tax Charge
Diluted earnings per share	$(1.41)	$2.97
Tax Act impacts (AI)	2.99	2.90
Diluted earnings per share excluding the tax charge	$1.58	$5.87

Effective Tax Rate Excluding the Tax Charge
Effective tax rate	165.7%
Tax Act impacts (AI)	141.4%
Effective tax rate excluding the tax charge	24.3%

Please see Appendix IV for footnote references

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.  None of the prior period financial information was materially misstated.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $2 million, $11 million, $11 million, $10 million and $6 million in Q4'17, Q3'17, Q2'17, Q1'17 and Q4'16, respectively, and full year of $21 million and $43 million for the years ending December 31, 2017 and 2016, respectively; and (ii) dividends on preferred shares of $20 million, $21 million, $19 million, $21 million and $19 million in Q4'17, Q3'17, Q2'17, Q1'17 and Q4'16, respectively, and full year of $81 million and $80 million for the years ending December 31, 2017 and 2016, respectively.

(B)
Within assets, "other" includes the following items as presented in the Company's Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(C)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders' equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(D)
These ratios represent preliminary estimates for the current period as of the date of Fourth Quarter 2017 Earnings Release and may be revised in the Company's 2017 Form 10-K for period ended December 31, 2017.

(E)
The Company is required to calculate a Supplementary Leverage Ratio, which is defined as Tier 1 Capital divided by Total Leverage Exposure. The Total Leverage Exposure reflects average total consolidated assets with adjustments for Tier 1 Capital deductions and includes off-balance sheet derivatives exposures, repo-style transactions and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(F)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(G)
Estimated Common Equity Tier 1 Capital, Tier 1 Capital, Risk-Weighted Assets and Average Total Assets for Supplementary Leverage Capital purposes under the fully phased-in Basel III rules reflect the Company's current interpretation of the fully phased-in Basel III rules using the standardized approach. The estimated fully phased-in Basel III amounts could change in the future if the Company's business changes.

(H)
The Common Equity Tier 1 Capital ratio under the fully phased-in Basel III rules is calculated as Common Equity Tier 1 Capital under fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under fully phased-in Basel III rules.

(I)
The Tier 1 Risk-Based Capital ratio under the fully phased-in Basel III rules is calculated as Tier 1 Risk-Based Capital under the fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under the fully phased-in Basel III rules.

(J)
The fully phased-in Basel III Supplementary Leverage Ratio is calculated by dividing fully phased-in Basel III Tier 1 Capital by Total Leverage Exposure (refer to Footnote E for a definition of Total Leverage Exposure).

(K)
Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail cobrand portfolios in GNS, from which the Company earns no revenue, is not included.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located.

(L)
Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail cobrand Card Member accounts that have no out-of-store spend activity during the prior 12-month period.

(M)
Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees divided by average worldwide proprietary cards-in-force.

(N)
This calculation is generally designed to reflect pricing at merchants accepting general-purpose American Express cards.  It represents the percentage of billed business (generated from both proprietary and GNS Card Member spending) retained by the Company from merchants it acquires, or for merchants acquired by a third party on its behalf, net of amounts retained by such third party.

(O)
Effective December 1, 2015, the Company reclassified the Card Member loans and receivables related to its cobrand partnerships with Costco in the U.S. and JetBlue, to reflect them as Held for Sale (HFS) on the Consolidated Balance Sheets.  The loans were reclassified at their net carrying amount, inclusive of the related reserves for losses.  Accordingly, Card Member loans and receivables and the related credit metrics are presented excluding the HFS loans and receivables for periods subsequent to the reclassification through the sale completion dates.

(P)	Provisions for principal, interest and/or fee reserve components.
(Q)	Consists of principal, interest and/or fees, less recoveries.
(R)
Card Member loans includes a reserve of $60 million related to loan balances of $245 million in Q2'16, reclassified from HFS to held for investment.  In addition, Other includes foreign currency translation adjustments and other items for all periods.

(S)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(T)	GCP includes global, large and middle markets corporate accounts.
(U)
See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans.

(V)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e. assumes the foreign exchange rates used to determine results for Q4'17 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(W)	Captions not designated as "proprietary" or "GNS" include both proprietary and GNS data.
(X)	Included in ICNS.
(Y)	Included in USCS.
(Z)	Included in GCS.
(AA)	GSBS includes small business in the U.S. and international small business services.
(AB)
Effective Q3'17, GSBS loans and associated metrics include small business in the U.S. and international small business services.  Prior to Q3'17, due to certain system limitations, international small business services loans and associated credit metrics were reported within the international consumer business, in the ICNS segment, which were insignificant to both ICNS and GCS.

(AC)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(AD)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and our Travelers Cheque and other stored-value investment portfolio.
(AE)
Adjusted net interest income, a non-GAAP measure that represents net interest income attributable to our Card Member loans and loans HFS (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans.  The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.

(AF)
Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.

(AG)
Net interest yield on average Card Member loans, a non-GAAP measure that is computed by dividing adjusted net interest income by average loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses and are thus not included in the net interest yield calculation.  The Company believes net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(AH)
Represents estimated Discount revenue from Costco in the U.S. for spend on American Express cards and from other merchants for spend on the Costco cobrand card as well as Other fees and commissions and Interest income from Costco cobrand Card Members.

(AI)	This estimate may be refined in the future as additional guidance and interpretations become available.